SUPPLEMENT DATED AUGUST 10, 1998 TO THE PROSPECTUSES OF
          THE MERRILL LYNCH SELECT PRICING (SERVICE MARK) SYSTEM FUNDS

         Reference is made to the section in the Prospectus entitled "Shareholder Services - Exchange Privilege." Effective on or about October 12, 1998, it is anticipated that the paragraph dealing with exchanges into money market funds in such section will be deleted and replaced in its entirety with the following paragraphs:

                  Class A and Class D shares also will be exchangeable for Class A shares of, and Class B and Class C shares also will be exchangeable for Class B shares of, Summit Cash Reserves Fund, a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated as available for exchange by holders of Class A, Class B, Class C and Class D shares. Class A shares of Summit Cash Reserves Fund have an exchange privilege back into Class A or Class D shares of MLAM-advised funds; Class B shares of Summit Cash Reserves Fund have an exchange privilege back into Class B or Class C shares of MLAM-advised funds. The period of time that Class B shares of Summit Cash Reserves Fund are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and, with respect to Class B shares, toward satisfaction of any Conversion Period. Class B shares of Summit Cash Reserves Fund will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares.

                  The  exchange  privilege  described  above does not apply with respect to certain Merrill Lynch fee-based programs, for which alternative exchange arrangements may exist. Please see your Merrill Lynch Financial Consultant for further information.


CODE # SELECT-ALL3